UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2015

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreements

As previously announced, NeoStem, Inc. (the “Company”) had discovered that certain recent grants of options (the “Options”) made to certain of the Company’s executive officers (the “Option Holders”) to purchase shares of the common stock, $.001 par value (the “Common Stock”) of the Company made under and intended to comply with all of the terms and conditions of the Company’s 2009 Amended and Restated Equity Compensation Plan (the “Plan”) inadvertently may have technically exceeded a cap set forth in the Plan.  The Option Holders and the Company, with the approval of the Compensation Committee of the Company’s board of directors (the “Board”), have agreed to certain amendments in the employment agreements of the Option Holders under which such Options were granted, to ensure compliance with the cap on the issuance of stock options provided in the Plan. The affected employment agreements were described in, and filed as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2015 (the “Commencement Date”).

In connection with her appointment as Executive Chairman of the Board, effective January 1, 2015, Dr. Robin Smith and the Company entered into an amendment to Dr. Smith’s existing employment agreement (the “ January 1 Amendment”) which provided, inter alia, that Dr. Smith be granted an option to purchase 300,000 shares of Common Stock at a per share exercise price equal to the value of the Common Stock on the date of execution of the January 1 Amendment (the “Amendment Option”). Pursuant to the amendment to the January 1 Amendment dated January 16, 2015, the Amendment Option was reduced to an option to purchase 250,000 shares of Common Stock. In addition, in accordance with the terms of the Plan, Dr. Smith was granted 39,276 shares of Common Stock under the Plan, which shares have a Black-Scholes value equal to the value of the rescinded portion of the Amendment Option. The Company will withhold a portion of the shares of Common Stock to pay estimated tax liabilities with respect to such issuance, so that the net number of shares of Common Stock to be issued will be 19,159.

In connection with his appointment as Chief Executive Officer, Dr. David Mazzo and the Company entered into an employment agreement (the “Mazzo Employment Agreement”) which provided that Dr. Mazzo shall (i) be granted an option to purchase 620,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the Commencement Date (the “Mazzo Initial Option”); and (ii) be granted an additional option to purchase 200,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the Commencement Date (the “Mazzo Additional Option”), providing for vesting based on two individual milestones (100,000 Mazzo Additional Option shares each) to be mutually established by the Compensation Committee (or the Executive Chairman of the Board) and Dr. Mazzo. Pursuant to the amendment to the Mazzo Employment Agreement dated January 16, 2015, (i) the Mazzo Initial Option was reduced to an option to purchase 400,000 shares of Common Stock and, in accordance with the terms of the Plan, Dr. Mazzo was granted 151,946 shares of Common Stock under the Plan, which shares have a Black-Scholes value equal to the value of the rescinded portion of the Mazzo Initial Option, and (ii) the Mazzo Additional Option was rescinded in its entirety. In addition, in accordance with the terms of the Plan, Dr. Mazzo was granted 138,132 shares of restricted Common Stock under the Plan, which shares have a Black-Scholes value equal to the value of the rescinded Mazzo Additional Option and which shares will be subject to two comparable performance milestones to be mutually established by the Compensation Committee (or the Executive Chairman of the Board) and Dr. Mazzo (the “Mazzo Performance Milestones”). The Company will withhold shares of Common Stock to pay estimated tax liabilities with respect to such issuances, so that the net number of shares of Common Stock to be issued will be 83,750 shares plus 75,973 restricted shares that vest subject to the satisfaction of the Mazzo Performance Milestones.

In connection with his appointment as President and Chief Financial Officer, Mr. Vaters and the Company entered into an employment agreement (the “Vaters Employment Agreement”) which provided that Mr Vaters shall be be granted (i) an option to purchase 480,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the Commencement Date (the “Vaters Initial Option”), and (ii) an additional option to purchase 120,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the Commencement Date (the “Vaters Additional Option”), providing for vesting based on two individual milestones (60,000 Vaters Additional Option shares each) to be mutually established by the Compensation Committee (or the Executive Chairman of the Board) and Mr. Vaters. Pursuant to the amendment to the Vaters Employment Agreement dated January 16, 2015, (i) the Vaters Initial Option was reduced to an option to purchase 400,000 shares of Common Stock and, in accordance with the terms of the Plan, Mr. Vaters was granted 54,811 shares of Common Stock under the Plan, which shares have a Black-Scholes value equal to the value of the rescinded portion of the Vaters Initial Option, and (ii) the Vaters Additional Option was rescinded in its entirety. In addition, in accordance with the terms of the Plan, Mr. Vaters was granted 82,217 shares of restricted Common Stock under the Plan, which shares have a Black-Scholes value equal to the value of the rescinded Vaters Additional Option and which shares will be subject to two comparable performance milestones to be mutually established by the Compensation Committee (or the Executive Chairman of the Board) and Mr. Vaters (the “Vaters Performance Milestones”). The Company will withhold shares of Common Stock to pay estimated tax liabilities with respect to such issuances, so that the net number of shares of Common Stock to be issued will be 30,146 shares plus 45,219 restricted shares that vest subject to the satisfaction of the Vaters Performance Milestones.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Amendment, dated as of January16, 2015, to Amendment dated as of January 1, 2015 to Employment Agreement by and between NeoStem, Inc. and Robin L. Smith, M.D. dated May 26, 2006 (as previously amended on each of January 26, 2007, September 27, 2007, January 9, 2008, August 29, 2008, July 29, 2009, April 4, 2011, November 13, 2012 and March 11, 2014).

10.2	Amendment, dated as of January 16, 2015, to Employment Agreement, dated as of January 5, 2015 and effective on January 5, 2015, by and between NeoStem, Inc. and David J. Mazzo, Ph.D.
10.3	Amendment, dated as of January16, 2015, to Employment Agreement, dated as of January 5, 2015 and effective on January 5, 2015, by and between NeoStem, Inc. and Robert S. Vaters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEOSTEM, INC.

By:     /s/ Catherine M. Vaczy, Esq.
Name:     Catherine M. Vaczy, Esq.
Title:    General Counsel

Dated:    January 16, 2015